DEBT OBLIGATIONS	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
DEBT OBLIGATIONS
DEBT OBLIGATIONS

The following table presents summarized information regarding Fortress's debt obligations:

	Face Amount and Carrying Value		Contractual	Final	December 31, 2014
	December 31,		Interest	Stated	Amount
Debt Obligation	2014	2013	Rate	Maturity	Available for Draws
Revolving credit agreement (A) (B)	$75,000	$—	LIBOR+2.50% (C)	Feb 2016	$72,332
Total	$75,000	$—

(A)
Collateralized by substantially all of Fortress Operating Group’s assets as well as Fortress Operating Group’s rights to fees from the Fortress Funds and its equity interests therein, other than fees from Fortress's senior living property manager.

(B)	The $150.0 million revolving debt facility includes a $15.0 million letter of credit subfacility of which $2.7 million was utilized.

(C)	Subject to unused commitment fees of 0.4% per annum.

Management believes the fair value of its outstanding debt was approximately $75.1 million as of December 31, 2014 (classified as a level 3 valuation, which is based on internal models using discounted future contractual cash flows and market interest rates).

In February 2013, Fortress terminated its existing $60.0 million revolving credit facility and entered into a new $150.0 million revolving credit facility (the "Credit Agreement") with a $15.0 million letter of credit subfacility. The Credit Agreement generally bears interest at an annual rate equal to LIBOR plus an applicable rate that fluctuates depending upon Fortress's credit rating and a commitment fee on undrawn amounts that fluctuates depending upon Fortress's credit rating, as well as other customary fees.

In January 2014, in connection with the announcement of the Fortress Asia Macro Funds and related managed account joining the new affiliated Manager platform (the "Transaction"), Fortress entered into a First Amendment, Consent and Waiver (the "Amendment") to the Credit Agreement. Pursuant to the Amendment, among other things, the lenders consented to the consummation of the Transaction and certain amendments to the Credit Agreement, primarily the definition of AUM and Consolidated EBITDA, in order to account for its retained economic interests.

Covenants

Fortress Operating Group is required to prepay any amounts outstanding under the Credit Agreement upon the occurrence of certain events.

The events of default under the Credit Agreement are typical of such agreements and include payment defaults, failure to comply with credit agreement covenants, cross-defaults to material indebtedness, bankruptcy and insolvency, and change of control. A default under the Credit Agreement would likely have a material, adverse impact on Fortress's liquidity.

The Credit Agreement contains customary representations and warranties and affirmative and negative covenants that, among other things, restrict the ability of Fortress to create or incur certain liens, incur or guarantee additional indebtedness, merge or consolidate with other companies or transfer all or substantially all of their respective assets, transfer or sell assets, make restricted payments, engage in transactions with affiliates and insiders, and incur restrictions on the payment of dividends or other distributions and certain other contractual restrictions. These covenants are subject to a number of limitations and exceptions set forth in the Credit Agreement. In addition, Fortress Operating Group must not:

•	Permit AUM (as defined as Management Fee Earning Assets in the Credit Agreement) to be less than $25.0 billion as of the end of any calendar month;

•
Permit the Consolidated Leverage Ratio (a measure of Adjusted Net Funded Indebtedness compared to Consolidated EBITDA, each such term as defined in the Credit Agreement) to be greater than 2.00 to 1.0 as of the end of any fiscal quarter for the four quarter period ending on such date; or

•
Permit the Consolidated Interest Coverage Ratio (a measure of Consolidated EBITDA compared to Consolidated Interest Charges, each such term as defined in the Credit Agreement) to be less than 4.00 to 1.0 as of the end of any fiscal quarter for the four quarter period ending on such date.

Fortress was in compliance with all of its debt covenants as of December 31, 2014. The following table sets forth the financial covenant requirements as of December 31, 2014.

	December 31, 2014
	(dollars in millions)
	Requirement		Actual	Notes
AUM, as defined	≥	$25,000	$45,964	(A)
Consolidated Leverage Ratio	≤	2.00	0.22	(B)
Consolidated Interest Coverage Ratio	≥	4.00	101.89	(B)

(A)
Impacted by capital raised in funds, redemptions from funds, and valuations of fund investments. The AUM presented here is based on the definition of Management Fee Earning Assets contained in the Credit Agreement.

(B)
The Consolidated Leverage Ratio is equal to Adjusted Net Funded Indebtedness, as defined, divided by the trailing four quarters’ Consolidated EBITDA, as defined. The Consolidated Interest Coverage Ratio is equal to the quotient of (A) the trailing four quarters' Consolidated EBITDA, as defined, divided by (B) the trailing four quarters' interest charges as defined in the Credit Agreement. Consolidated EBITDA, as defined, is impacted by the same factors as distributable earnings, except Consolidated EBITDA is not impacted by changes in clawback reserves or gains and losses, including impairment, on investments.

Intercompany Debt

As a result of Fortress’s initial public offering and related transactions, secondary public offerings, and other transactions, FIG Asset Co. LLC lent aggregate excess proceeds of approximately $756.6 million to FIG Corp. pursuant to a demand note, as amended. As of December 31, 2014, the outstanding balance was approximately $663.4 million, including unpaid interest. This intercompany debt is eliminated in consolidation.